UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

23 November, 2007

Date of Report

(Date of earliest event reported)

Overseas Partners Ltd. – in Liquidation

(Exact name of registrant as specified in its charter)

Islands of Bermuda (State or other jurisdiction of incorporation or organization)	0-11538 (Commission File Number)	N/A (I.R.S. Employer Identification No.)

PricewaterhouseCoopers Dorchester House 7 Church Street Hamilton HM 11 Bermuda (Address of principal executive offices)	HM 11 Bermuda (Zip Code)

441-295-0788

(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On 23 November, 2007, the joint liquidators of Overseas Partners Ltd. - In Liquidation (the “Company”) published notice of the Final General Meeting of the Company, and mailed copies of the notice to the Company’s shareholders, along with checks in the amount of $0.545 per share, representing the Company’s final liquidating distribution to its shareholders. A copy of the notice is filed as Exhibit 99.1 to this report and is hereby incorporated by reference.

Item 9.01. Financial Statements and Exhibits.

The following exhibits are filed as part of this report:

Exhibit Number	Description
99.1	Notice of the Final General Meeting of the Company.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: 26 November, 2007

OVERSEAS PARTNERS LTD.

By:	/s/ Peter C. B. Mitchell
Peter C.B. Mitchell
Joint Liquidator

By:	/s/ Nigel J.S. Chatterjee
Nigel J.S. Chatterjee
Joint Liquidator